                   AmeriCredit Automobile Receivables Trust 1996-B
                  6.50% Automobile Receivables - Backed Certificates
                                Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Pooling and Servicing Agreement, relating to the formation of the AmeriCredit Automobile Receivables Trust 1996-B, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and LaSalle National Bank, as Trustee, dated as of April 30, 1996. Defined terms have the meanings assigned to them in the Pooling and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowlege of the Servicer, no Insurance Agreement Event of Default has occurred.


Monthly Period Beginning:    12/01/96
Monthly Period Ending:  12/31/96

I.  MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:
    A.    Beginning of period Principal Balance                               $102,506,928
                                                                              ------------
    B.    Monthly Principal Amounts

          (1)     Collections on Receivables outstanding
                       at end of period                           3,051,043
                                                                 ----------
          (2)     Collections on Receivables paid off
                       during period                              1,126,467
                                                                 ----------
          (3)      Receivables becoming Liquidated Receivables
                       during period                                704,798
                                                                 ----------
          (4)      Receivables becoming Purchased Receivables
                       during period
                                                                 ----------
          (5)      Cram Down Losses occurring during period
                                                                 ----------
          (6)      Other Receivables adjustments                     (4,281)
                                                                 ----------
          (7)      Less amounts allocable to Interest            (1,524,455)
                                                                 ----------

          Total Monthly Principal Amounts                                        3,353,572
                                                                              ------------

    C.    End of period Principal Balance                                      $99,153,356
                                                                              ------------

    D.    Pool Factor                                                            78.678334%
                                                                              ------------

II. MONTHLY PERIOD CERTIFICATE BALANCE CALCULATION:

                                                                    CLASS A        CLASS B          TOTAL
                                                                    -------        -------          -----
    A.       Beginning of period Certificate Balance              $94,306,373    $8,519,812     $102,826,185
                                                                  -----------    ----------     ------------

    B.       Certificateholders' Principal Distributable Amount     3,085,286       268,286        3,353,572
                   (92% of I.B. for Class A and
                   8% of I.B. for Class B)

    C.       Change in Class B Principal Carryover Shortfall                0       203,536          203,536
                                                                  -----------    ----------     ------------

    D.       End of period Certificate Balance                    $91,221,087    $8,047,990      $99,269,077
                                                                  -----------    ----------     ------------

    E.       Certificate Factor                                     78.678333%    79.826151%       78.770159%
                                                                  -----------    ----------     ------------

III.   RECONCILIATION OF COLLECTION ACCOUNT:

       A.     Available Funds:

              (1)     Collections on Receivables during period
                        (net of Liquidation Proceeds)                          $4,177,510
                                                                               ----------
              (2)     Liquidation Proceeds collected
                        during period                                             163,450
                                                                               ----------
              (3)     Purchase Amounts deposited in Collection
                        Account
                                                                               ----------
              (4)     Investment income                                            14,993
                                                                               ----------
              (5)     Collection of Supplemental Servicing Fees                    64,726
                                                                               ----------

              Total Available Funds                                                             4,420,679
                                                                                               ----------

       B.     Distributions:

              (1)     Basic Servicing Fee and Supplemental Servicing Fees         274,865
                                                                               ----------
              (2)     Agent fees                                                    5,125
                                                                               ----------
              (3)     Class A Interest Distributable Amount                       510,826
                                                                               ----------
              (4)     Class A Principal Distributable Amount                    3,085,286
                                                                               ----------
              (5)     Security Insurer Premiums                                    26,606
                                                                               ----------
              (6)     Class B Coupon Interest Amount                               46,149
                                                                               ----------
              (7)     Class B Principal Distributable Amount                      268,286
                                                                               ----------
              (8)     Class B Excess Interest Amount                                    0
                                                                               ----------
              (9)     Change in Class B Principal Carryover Shortfall             203,536
                                                                               ----------
              Total distributions                                                               4,420,679
                                                                                               ----------
       C.     Deficiency Claim Amount                                                                  $0
                                                                                               ----------

IV.    RECONCILIATION OF CLASS B PRINCIPAL CARRYOVER SHORTFALL:

       A.     Beginning of Period Class B Principal Carryover Shortfall                          $319,257
                                                                                               ----------

       B.     Current Month Change                                                               (203,536)
                                                                                               ----------

       C.     End of Period Class B Principal Carryover Shortfall                                $115,721
                                                                                               ----------

V.     RECONCILIATION OF SPREAD ACCOUNT:

       A.     Beginning of period Spread Account balance                                       $6,150,416
                                                                                               ----------

       B.     Additions to Spread Account

              (1)     Distributions to Class B Certificateholders                  17,971
                        (Total of III.B. (6), (7), (8) and (9))                ----------
              (2)     Investment income                                            26,679
                                                                               ----------

              Total Additions                                                                     544,650
                                                                                               ----------

       C.     Spread Account balance prior to withdrawals                                       6,695,066
                                                                                               ----------

       D.     Requisite Amount of Spread Account

              (1)     6% of end of period Principal Balance            5,949,201
                                                                    ------------
              (2)     $100,000                                           100,000
                                                                    ------------
              (3)     2.5% of Cut-off Date Principal Balance           3,150,593
                                                                    ------------
              (4)     End of period Class A Certificate Balance       91,221,087
                                                                    ------------
              (5)     Lesser of (3) or (4)                             3,150,593
                                                                    ------------
              (6)     Greater of (2) or (5)                            3,150,593
                                                                    ------------
              (7)     12% of end of period Principal Balance
                      if Trigger Date                                          0
                                                                    ------------

              Requisite Amount of Spread Account (greater
                      of (1) or (6) or (7) if applicable )                           5,949,201
                                                                                    ----------


       E.     Withdrawals from Spread Account

              (1)     Priority First - Deficiency Claim Amount
                                                                    ------------
              (2)     Priority Second through Sixth
                                                                    ------------
              (3)     Priority Seventh  (C. minus D.)                    745,865
                                                                    ------------

              Total withdrawals                                                        745,865
                                                                                    ----------

       F.     End of period Spread Account balance                                  $5,949,201
                                                                                    ----------

VI.    PERFORMANCE TESTS:

       A.     Delinquency Ratio

              (1)    Receivables with Scheduled Payment
                       delinquent more than 30 days
                       at end of period                              $11,768,702
                                                                    ------------
              (2)    Purchased Receivables with Scheduled
                       Payment delinquent more than 30
                       days at end of period
                                                                    ------------
              (3)    Beginning of period Principal Balance           102,506,928
                                                                    ------------
              (4)    Delinquency Ratio (1)+(2) divided by (3)                            11.48%
                                                                                    ----------
              (5)    Previous Monthly Period Delinquency Ratio                           10.71%
                                                                                    ----------
              (6)    Second previous Monthly Period Delinquency Ratio                     9.47%
                                                                                    ----------
              (7)    Average Delinquency Ratio (4)+(5)+(6)
                       divided by 3                                                      10.55%
                                                                                    ----------
              (8)    Compliance (Delinquency Test Failure is a
                       Delinquency Ratio equal to or greater than 14%)                   yes
                                                                                    ----------

    B.        Default Ratio

              (1)    Receivables becoming Defaulted Receivables
                       during period                                  $1,220,611
                                                                    ------------
              (2)    Purchased Receivables with Scheduled
                       Payment delinquent more than 30
                       days at end of period
                                                                    ------------
              (3)    Beginning of period Principal Balance           102,506,928
                                                                    ------------
              (4)    Default Ratio (1)+(2) x 12 divided by (3)                           14.29%
                                                                                    ----------
              (5)    Previous Monthly Period Default Ratio                               13.51%
                                                                                    ----------
              (6)    Second previous Monthly Period Default Ratio                        16.24%
                                                                                    ----------
              (7)    Average Default Ratio (4)+(5)+(6)
                       divided by 3                                                      14.68%
                                                                                    ----------
              (8)    Compliance (Default Test Failure is a
                       Default Ratio equal to or greater than 21%)                       yes
                                                                                    ----------

    C.        Net Loss Ratio

              (1)    Receivables becoming Liquidated Receivables
                       during period                                 $   704,798
                                                                     -----------
              (2)    Purchased Receivables with Scheduled
                       Payment delinquent more than 30
                       days at end of period
                                                                     -----------
              (3)    Cram Down Losses occurring during period
                                                                     -----------
              (4)    Liquidation Proceeds collected
                       during period                                    (163,450)
                                                                     -----------
              (5)    Beginning of period Principal Balance           102,506,928
                                                                     -----------
              (6)    Net Loss Ratio (1)+(2)+(3)-(4) x 12
                       divided by (5)                                                     6.34%
                                                                                    -----------
              (7)    Previous Monthly Period Net Loss Ratio                              10.73%
                                                                                    -----------
              (8)    Second previous Monthly Period Net Loss Ratio                        9.44%
                                                                                    -----------
              (9)    Average Net Loss Ratio (6)+(7)+(8)
                       divided by 3                                                       8.84%
                                                                                    -----------
              (10)   Compliance (Net Loss Test Failure is a
                        Net Loss Ratio equal to or greater than 12%)                      yes
                                                                                    -----------

VII.          DELINQUENCY:

    A.        Receivables with Scheduled Payment delinquent

              (1)    31-60 days                                       #      909    $8,747,513
                                                                     -----------    ----------

              (2)    61-90 days                                              249     2,240,788
                                                                     -----------    ----------
              (3)    over 90 days                                             83       780,401
                                                                     -----------    ----------

              Receivables with Scheduled Payment delinquent
                more than 30 days at end of period                         1,241   $11,768,702
                                                                     -----------    ----------

VIII.        MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

    A.       Beginning of period number of Receivables                                  10,850
                                                                                    -----------

    B.       Number of Receivables becoming Liquidated
                    Receivables during period                                               99
                                                                                    -----------

    C.       Number of Receivables becoming Purchased
                    Receivables during period

    D.       Number of Receivables paid off during period                                  140
                                                                                    -----------

    E.       End of period number of Receivables                                        10,611
                                                                                    -----------

IX.          STATISTICAL DATA:

    A.       Weighted Average APR of the Receivables                                     20.34%
                                                                                    -----------

    B.       Weighted Average Remaining Term of the Receivables                          41.25
                                                                                    -----------

    C.       Average Receivable Balance                                                 $9,344
                                                                                    -----------


AmeriCredit Financial Services, Inc.

By:      /s/ DANIEL E. BERCE
         ---------------------------
Name:    Daniel E. Berce
         ---------------------------
Title:   Executive Vice-President
         Chief Financial Officer & Treasurer
         ---------------------------
Date:    January 6, 1997
         ---------------------------